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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of LearningStar Corp. of our report dated February 2, 2001, relating to the financial statements of SmarterKids.com, Inc., which appears in the Registration Statement on Form S-4 (No. 333-53454).




/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
July 6, 2001